UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2004


                  DataLogic International , Inc.
_____________________________________________________________________________
      (Exact name of registrant as specified in its charter)

 Delaware                     000-303082               33-0755473
_____________________________________________________________________________
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


        18301 Von Karman Ave, Suite 250, Irvine, CA 92612
____________________________________________________________________________
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (949) 260-0120

____________________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))


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Item 1.01  Entry into a Material Definitive Agreement

Recently, DataLogic International, Inc. ("DataLogic") entered a series of agreements to acquire the remaining 49% of IPN Communications, Inc., a California corporation ("IPN") (f/k/a I-Phonehome, Inc.) from its founders. DataLogic initially purchased 51% of IPN under a Securities Purchase Agreement dated June 2, 2003. By Addendum C to the Securities Purchase Agreement, on November 5, 2004, DataLogic agreed to pay IPN's founders an additional $300,000 in DataLogic common stock at Sixty-One Cents ($.61) per shares for the remainder of IPN. Accordingly, IPN is now a wholly owned subsidiary of DataLogic. Concurrently, DataLogic modified the Management Agreement with IPN. The Management Agreement, as modified by Addendum B, provides that IPN will provide its services through December 31, 2005 in exchange for the participation of three individuals in DataLogic's Stock Option Plan. IPN designated three individuals who will collectively receive Incentive Stock Options that vest over the next two years. The Incentive Stock Options allow the three participants to purchase up to 1,500,000 shares of DataLogic common stock at an exercise price of Sixty-One Cents ($.61) per share. The Incentive Stock Options vest over two years and shall expire two years from issuance.


Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure in Item 1.01. Pursuant to Addendum C to the Securities Purchase Agreement with IPN, DataLogic will issue 491,804 shares of restricted common stock to IPN's founders at closing. Further, pursuant to the revised Management Agreement with IPN, DataLogic will issue three individuals Incentive Stock Options vesting over two years for the purchase of up to 1,500,000 shares of DataLogic common stock at an exercise price of Sixty-One Cents ($.61) per share. The Incentive Stock Options vest over two years and shall expire two years from issuance.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Securities Purchase Agreement with IPN Communications, Inc. dated June 2, 2003.
10.2 Addendum C to Securities Purchase Agreement with IPN Communications, Inc. dated November 5, 2004.
10.3  Management Agreement with IPN Communications, Inc.*
10.4 Addendum B to Management Agreement with IPN Communications, Inc. dated November 5, 2004
10.5  Incentive Stock Option Agreement with Yen Wu (covering 675,000 shares)
10.6 Incentive Stock Option Agreement with Tu Nguyen (covering 675,000 shares)
10.7  Incentive Stock Option Agreement with TK Bok (covering 150,000 shares)

* Filed with DataLogic's Form SB-2 (File No. 333-117665) on July 26, 2004



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                            Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004                   DataLogic International, Inc.

                                          /s/Derek K. Nguyen
                                          ------------------------------------
                                          Chief Executive Officer